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                                                                    Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") by Kirby Corporation (the "Company"), each of the undersigned hereby certifies that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ J. H. PYNE
                                           -------------------------------------
                                           J. H. Pyne
                                           President and Chief Executive Officer




                                           /s/ NORMAN W. NOLEN
                                           -------------------------------------
                                           Norman W. Nolen
                                           Executive Vice President, Treasurer
                                               and Chief Financial Officer

Dated: August 9, 2002